             As Filed with the Securities and Exchange Commission

                           Registration No. 2-93850
                                File No. 811-18

                                   FORM N-1A

                                 United States
                      Securities and Exchange Commission
                             Washington, DC  20549

Registration Statement Under the Securities Act of 1933

Pre-Effective Amendment No. ____________

Post-Effective Amendment No.       12
                            -----------------
                       and/or

Registration Statement Under the Investment Company Act of 1940

  Amendment No. 17
                --

Steadman Associated Fund
----------------------------------------------------------------------------

1730 K Street N.W., Washington, D.C.  20006
----------------------------------------------------------------------------

Telephone:  (202) 223-1000
----------------------------------------------------------------------------

Charles W. Steadman, 1730 K Street N.W., Washington D.C. 20006
----------------------------------------------------------------------------
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering  ______________________________


It is proposed that this filing will become effective (check appropriate box) ____ immediately upon filing pursuant to paragraph (b)
____  on (date) pursuant to paragraph (b)
  X   60 days after filing pursuant to paragraph (a)(1)
-- -
____  on (date) pursuant to paragraph (a)(2) of rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of the Steadman Associated Fund under the Securities Act of 1933. The Registrant need not file a Rule 24f-2 notice because it did not sell any securities pursuant to such declaration during the most recent fiscal year.

                           Steadman Associated Fund
                                Cross Reference

                                    Part A
                      Information Required in Prospectus

Item No. of
Form N-1A
-----------
1.    Cover Page  ...........................    Cover Page

2.    Synopsis  .............................    Summary of Fund Expenses

3.    Condensed Financial                        Financial Highlights and Related
      Information  ..........................    Ratios/Supplemental Data

4.    General Description of
      Registrant  ...........................    The Fund, Risk Factors, Appendix

5.    Management of the Fund  ...............    Management of the Fund

5A.   Management's Discussion                    Management's Discussion of Fund
      of Fund Performance  ..................    Performance

6.    Capital Stock and                          Description of Capital Structure
      Other Securities  .....................    and Shareholder Rights

7.    Purchase of Securities
      Being Offered  ........................    Purchase of Fund Shares

8.    Redemption or
      Repurchase  ...........................    Redemption of Fund Shares

9.    Legal Proceedings  ....................    Settlement of Litigation


                                    Part B

          Information Required in Statement of Additional Information

10.   Cover Page  ...........................    B-1

11.   Table of Contents  ....................    B-1

12.   General Information and History  ......    *

* Omitted since answer is negative or inapplicable

13.   Investment Objectives and
      Policies  .............................    B-2

14.   Management of the Fund  ...............    B-5, 6

15.   Control Persons and Principal
      Holders of Securities  ................    B-6

16.   Investment Advisory and
      Other Services  .......................    B-7, B-8

17.   Brokerage Allocation and
      Other Practices  ......................    B-8, B-9

18.   Capital Stock and Other
      Securities  ...........................    *

19.   Purchase, Redemption and Pricing           Purchase of Fund Shares, Redemption of
      of Securities Being Offered  ..........    Fund Shares, in the Prospectus

20.   Tax Status  ...........................    B-3, B-4, B-5

21.   Underwriters  .........................    *

22.   Calculation of Performance Data  ......    Management's Discussion of Fund
                                                 Performance, in the Prospectus
                                                 Exhibit (16)

23.   Financial Statements  .................    B-10

                                    Part C

                               Other Information

24.   Financial Statements
      and Exhibits  .........................    C-1

25.   Persons Controlled by or
      Under Common Control  .................    C-2


* Omitted since answer is negative or inapplicable

26.   Number of Holders of
      Securities  ...........................    C-3

27.   Indemnification  ......................    C-3

28.   Business and Other Connections
      of Investment Adviser  ................    C-3

29.   Principal Underwriters  ...............    C-3

30.   Location of Accounts and
      Records  ..............................    C-3

31.   Management Services  ..................    C-3

32.   Undertakings  .........................    C-4

                           STEADMAN ASSOCIATED FUND

                                  Prospectus

                                January 1, 1996
                                ---------------

                       A NO LOAD FUND - NO SALES CHARGE

             Shares are Purchased and Redeemed at Net Asset Value

--------------------------------------------------------------------------------
1730 K Street N.W.                                       1-800-424-8570
Washington, D.C. 20006                                   202-223-1000



     Steadman Associated Fund (the "Fund") is a non-diversified, registered open-end investment company whose investment objective is capital growth through the utilization of a broad range of investment vehicles and techniques, including but not limited to the purchase and sale of put and call options. The realization of current income is secondary to the Fund's efforts in pursuing its primary goal of capital appreciation.

     This prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Please read this prospectus carefully and retain it for future reference. The Fund's Statement of Additional Information dated January 1, 1996, which contains more information
                                ----------------
about the Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund at (202) 223-1000 or 1-800-424-8570.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Summary of Fund Expenses ...........  2    Redemption of Fund Shares ............  9
Shareholder Transaction                    Income, Dividend and
  Expenses .........................  2      Capital Gains Distributions-
Annual Fund Operating                        Tax Considerations .................  10
  Expenses .........................  3    Determination of Net Asset Value .....  13
Condensed Financial                        Management of the Fund ...............  14
  Information ......................  4    Description of Capital Structure
The Fund ...........................  5      and Shareholder Rights .............  15
Investment Policies, Objectives            Risk Factors .........................  15
  and Techniques ...................  5    Settlement of Litigation .............  16
Management's Discussion of                 Shareholder Reports ..................  17
  Fund Performance .................  6    Custodian and Transfer and
Purchase of Fund Shares ............  7      Dividend Disbursing Agent ..........  17
Systematic Withdrawal Plan .........  8    Appendix .............................  A-1
Shareholder Retirement Plans .......  8    Investment Application ...............  A-12

                           SUMMARY OF FUND EXPENSES


  For a better understanding of the expenses you will incur when investing in the Fund, a summary based on the Fund's operations during the nine month fiscal year ended June 30, 1995* is set forth below. There is no sales commission or load imposed upon any purchase of Fund shares, reinvestment of dividends or redemption of Fund shares.

                       SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases  .........          None
  Maximum Sales Load Imposed on Reinvested Dividends          None
  Deferred Sales Load  .............................          None
  Redemption Fees (1)  .............................          None
  Exchange Fees  ...................................          None

(1) The Fund imposes a service charge on wire redemptions of less than $5,000.


* In 1995 the Fund changed its fiscal year from September to June 30. All expense information in the table is provided on an annualized basis.

                        ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


Management fees (1) .................................     1.00%
12b-1 fees ..........................................      .00%
Other expenses ......................................     7.17%
  Salaries and employee benefits ....................     3.52%
  Professional fees .................................      .91%
  Other .............................................     2.74%
                                                          ----
Total Fund operating expenses .......................     8.17%



(1) The management fee is higher than that paid by most other investment companies.


Example:

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of the time period:



                 1 year          3 years          5 years          10 years
  ______________________________________________________________________________
                 $ 80             $ 236            $ 383            $ 710


This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see pages 13, 16 and 17 of this prospectus.

                        Condensed Financial Information

  The following financial highlights of the Fund for the nine month fiscal period ended June 30, 1995 and the ten previous years ended September 30 have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon dated August 18, 1995 is included with the Fund's financial statements in the Statement of Additional Information, and is available to shareholders upon request.

                             Financial Highlights


                                             June 30*  For the years ended September 30,
                                             -----     -------------------------------------------------------------------------
                                             1995      1994      1993      1992     1991     1990      1989      1988      1987
                                             -----     -------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value, beginning of year        $.72      $.87      $.64      $.67     $.57     $.84      $.60      $.91      $.85
                                             -----     -------------------------------------------------------------------------
      Net investment income (loss)           (.03)     (.08)     (.05)     (.03)    (.02)    (.03)      -         -         .02
      Net realized and unrealized
      gain(loss) on investments               .04      (.07)      .28       -        .12     (.24)      .27      (.25)      .12
                                             -----     -------------------------------------------------------------------------
      Total from investment transactions      .01      (.15)      .23      (.03)     .10     (.27)      .27      (.25)      .14

Dividends and distributions paid:
   From net realized gain                     -         -         -         -        -        -        (.03)      -        (.06)
   From net investment income                 -         -         -         -        -        -         -         -        (.02)
   From capital                               -         -         -         -        -        -         -        (.06)      -
                                             -----     -------------------------------------------------------------------------
   Total distributions                        -         -         -         -                          (.03)     (.06)     (.08)
                                             -----     -------------------------------------------------------------------------
Net asset value, end of year                 $.73      $.72      $.87      $.64     $.67     $.57      $.84      $.60      $.91
                                             =====     =========================================================================

Ratios/Supplemental Data:
   Total return (1)                          1.85%**   (17.24)%   35.88%   (4.47)%   17.51%  (32.27)%    47.50%  (27.86)%   15.83%
   Net Assets, end of year (in thousands)    $5,735    $6,307    $8,844    $7,254   $8,539   $8,392    $16,035   $13,572   $20,662
Ratio of expenses to average net assets     18.17%**    7.76%      5.79%     6.92%    7.16%     6.08%     6.65%     4.10%    3.06%
Ratio of net investment income (loss)
       to average net assets                (7.23)%**  (6.09)%   (4.63)%   (5.14)%  (3.29)%   (4.54)%      .24%    (.33)%    2.13%
   Portfolio turnover                        505%**     241%      300%      301%     267%       86%        208%      367%     302%


                                             1986      1985
                                             ---------------
Per Share Operating Performance:
   Net asset value, beginning of year        $.82      $.86
                                             ---------------
      Net investment income (loss)           (.01)      -
      Net realized and unrealized
      gain(loss) on investments               .11       .01
                                             ---------------
      Total from investment transactions      .10       .01

Dividends and distributions paid:
   From net realized gain                    (.07)     (.04)
   From net investment income                 -        (.01)
   From capital                               -         -
                                             ---------------
   Total distributions                       (.07)     (.05)
                                             ---------------
Net asset value, end of year                 $.85      $.82
                                             ===============

Ratios/Supplemental Data:
   Total return (1)                            11.44%     1.2%
   Net Assets, end of year (in thousands)    $19,866   $20,628
Ratio of expenses to average net assets         2.88%    2.85%
Ratio of net investment income (loss)
       to average net assets                   (.82)%    0.17%
   Portfolio turnover                           375%      211%


(1) Total return is based on the changes in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

*    The Fund's fiscal year-end was changed from September 30, to June 30, 1995.
     --------------------------------------------------------------------------
**   Annualized
     ----------

                                   THE FUND

  Steadman Associated Fund (the "Fund") is a no-load, non-diversified, registered, open-end investment company originally organized under a Trust Indenture in the state of Missouri in 1939. It is operated as a common law trust under the laws of the District of Columbia pursuant to the Trust Indenture approved by shareholders on January 8, 1979. Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge and may be redeemed at any time, without charge by the Fund, at their net asset value, except during the occurrence of certain extraordinary events. See "Redemption of Fund Shares".

                INVESTMENT POLICIES, OBJECTIVES AND TECHNIQUES

     The investment objective of the fund is to maximize capital growth through the utilization of a broad range of investment vehicles and techniques, including but not limited to the purchase and sale of put and call options. The fund may also make substantial temporary defensive investments in high grade debt securities of all types, U.S. government securities and repurchase agreements when market conditions warrant, such as when a severe downturn in the stock market is anticipated. There can be no assurance that the Fund's investment objective will be attained. In seeking to achieve its objective the Fund may use the following investment vehicles, without limitation:

  *  Common stocks of issuers of all kinds.

  *  Preferred stocks, warrants, and convertible securities.

  * Corporate bonds and debentures and debt securities issued or guaranteed by the U.S. government of its agencies or instrumentalities ("U.S. government securities").

  * Money market instruments (commercial paper, bank certificates of deposits, and U.S. government securities).

     In choosing portfolio investments, the Fund is not restricted to any particular criteria or quality standards except as expressly stated in this prospectus. With respect to equity investments, the Fund's investment adviser generally looks for issuers that show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial position. In selecting debt instruments (other than short-term debt for defense purposes), the adviser considers interest rate movements and generally chooses investment grade instruments the yield of which exceeds that of short-term U.S. Treasury securities.

     The Fund has the flexibility to employ a broad range of investment techniques, including but not limited to the purchase and sale of put and call options (primarily for premium income but also for hedging purposes), investing in foreign securities, transactions in repurchase agreements, investments in government securities, investments in high yield bonds ("junk bonds"), acquisition of restricted or illiquid securities, purchase and sale of real estate and related loans, borrowing to increase investment funds, short sales, and lending portfolio securities. For a discussion of the characteristics and risks of these vehicles and techniques, please refer to the Appendix to this prospectus (the "Appendix") and to the Statement of Additional Information. The fund may invest in these instruments and use these techniques without limit, except as expressly stated in the Appendix.

     The effect of such techniques can produce portfolio turnover rates of 100% or more. The portfolio turnover for the nine month fiscal period ended June 30, 1995 was 505%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood of short-term gains and losses.

     The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                     GRAPH

     Comparison of change in the value of a $10,000 investment in the Fund and same investment in the S & P 500 Index for each fiscal year from October 1, 1985 to September 30, 1994 and the nine month fiscal period ended June 30, 1995.

     During the nine month fiscal period ended June 30, 1995, the Fund experienced an annualized increase in net asset value per share of 1.8%. This increase is primarily attributable to appreciation of common stocks as selected for the Fund's portfolio and purchased during the past fiscal year, offset by Fund annualized operating expenses of approximately 8%. During this period, the Fund's portfolio became significantly more diversified and thereby included investments in an amplitude of differing industries including those with dominant technology characteristics. Favorable investment performance was particularly marked by the especially strong performance of companies producing or marketing software, computers, semiconductors, peripherals, and communications equipment. The market as a whole benefited from a period of exceptional stability in the national economy attributable to a low level of inflation that is providing the basis for continuation of a downward trend in interest rates. The Fund maintained an aggressive position with its assets almost fully invested in equity securities most of the year and utilized high portfolio turnover to take advantage of new opportunities.

     From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                            PURCHASE OF FUND SHARES

     Fund shares may be purchased at net asset value without payment of any sales charge or commission when purchases are made directly from the Fund. Shares may also be purchased through registered broker-dealers, who may charge a transaction fee.

     To make an initial investment and open an account, complete the attached investment application and forward it with a check for $1,000 or more, made payable to Steadman Associated Fund, 1730 K Street, N.W., Washington, D.C. 20006. Initial investments of less than $1,000 will not be accepted.

     After an account has been established, a confirmation will be issued indicating the amount invested, the number of shares purchased, and the purchase price (net asset value). The confirmation will include a deposit stub which may be used to make an additional investment of $100 or more at any time by completing the form and mailing it with a check in the appropriate amount. Additional investments of less than $100 will not be accepted.

     Investments received prior to the closing of the New York Stock Exchange (currently 4:00 p.m. New York time) and are in good order will be credited at the net asset value determined at the close of the Exchange on that day. Investments received after closing will be credited at the net asset value on the next subsequent closing of the Exchange.

     Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption. They will, however, be issued upon written request.

     All investments are subject to our acceptance. The Fund may decline to accept an investment when in the judgment of the Fund's investment adviser, the acceptance of such investment would not be in the best interests of existing Fund shareholders. This determination is made immediately upon receipt of the purchase order and the purchaser's check is returned immediately after this determination is made.

     Unless an election to the contrary is made in writing to the Fund at 1730 K Street, N.W., Washington, D. C. 20006, all income dividends and all capital gain distributions payable on shares of the Fund will be reinvested in additional shares at the net asset value in effect on the dividend or distribution record date. The Fund's investment adviser, Steadman Security Corporation ("SSC"), is the agent to reinvest dividends and distributions in additional shares. A change of election may be made at any time as to whether or not to receive dividends and distributions in cash or have them reinvested in additional shares. Such changes of election apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such change of election.

                          SYSTEMATIC WITHDRAWAL PLAN

     The Fund has a Systematic Withdrawal Plan under which shareholders who own at least $5,000 (at current net asset value) worth of the Fund, may receive a fixed distribution amount at monthly intervals. Information about participation in this plan may be obtained by writing the fund at the address shown on the cover of this Prospectus, or by telephoning the Fund at 1-(800)-424-8570.

                         SHAREHOLDER RETIREMENT PLANS

     Taxes on current income can be deferred by investing in Keogh Plans, Individual Retirement Accounts (IRAs), Simplified Employee Pensions (SEPs), 401(k), pension, profit-sharing, employee benefit, deferred compensation and other qualified retirement plans. The federal tax law governing these tax-deferred retirement plans must be complied with to avoid adverse tax consequences.

     The Fund is available for your tax-deferred retirement plan with no minimum investment requirements for initial or additional contributions. Such retirement plans must have a qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, SEP-IRA and Keogh plans. You should contact the Adviser for specific plan documentation and any additional information you may require. You should also consult your tax adviser before investing.

                           REDEMPTION OF FUND SHARES

     Money may be withdrawn from an account at any time by following the procedures set forth herein. Shares will be redeemed at the net asset value next calculated after the request has been received and found to be in good order and the proceeds are paid by check within seven days after receipt of a redemption request.

     Accounts without share certificates - A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Steadman Security Corporation, 1730 K Street, N.W., Washington, D. C. 20006. For amounts over $1,000 it will be necessary to obtain a "signature guarantee" from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     Instant Liquidity (by telephone) - Any amount may be withdrawn by telephone by calling 1-(800)-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment Application. Telephone instructions from any person representing himself or herself to be you or your representative, and believed by Steadman Security Corporation, as Transfer Agent for the Fund, to be genuine will be acted upon. The Fund or the Transfer Agent will not be liable for following unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Under these procedures, the Fund will require personal identification prior to acting upon instructions received by telephone and will provide prompt written confirmation of these transactions.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Fund by telephone. In such cases, you should consider using the other redemption procedure described above, which may result in your redemption request being processed at a later time than if your request had been made by telephone. The Fund will not terminate its policy permitting telephone redemptions without 30 days notice to participating shareholders.

     Accounts with share certificates - The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share Certificates," above) and a written request that the certificates be redeemed, must be submitted to Steadman Security Corporation, 1730 K Street, N.W., Washington, D. C. 20006.

     Requests for redemption by corporations, executors, administrators,trustees or guardians may require further documentation. Such documentation is to be mailed to Steadman Security Corporation, 1730 K Street, N.W., Washington, D.C. 20006.

     The proceeds of redemptions are paid by check within seven days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.

        The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the SEC.

     For cost reasons we may close an account upon 30 days written notice when the net asset value of the shares in an account is less than $100 as a result of redemptions. Involuntary redemption may be avoided if additional funds are added to the account during the 30-day period.

               INCOME, DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
                              TAX CONSIDERATIONS

        The Fund does not intend to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for the year ending June 30, 1996. Investors should consult their personal tax advisers regarding an investment in the Fund and the Fund's intention not to so qualify. For any non-qualifying taxable year, the Fund will be subject to federal income tax on its net realized capital gains in excess of its remaining capital loss carryforwards, if any, and on its ordinary income in excess of net operating loss carryforwards, if any. In 1995, the Fund's fiscal year has been changed to June 30. The Fund did not qualify as a RIC for the short taxable year comprised of the nine month fiscal period ending June 30, 1995 and for the fiscal years ending September 30, 1993, 1992, 1988, 1986, and 1985. It has qualified as a RIC every other year since its inception.

     The Fund has operating loss carryforwards approximating $4,247,500 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: $443,100 (2000); $499,400 (2001); $328,100 (2003);
$475,300 (2004); $533,700 (2005); $324,500 (2006); $$381,000 (2007); $538,700
(2008); $437,000 (2009); and $286,700 (2010). Capital loss carryforwards aggregating approximately $1,644,200 are available to offset future capital gains, if any, and expire as follows: (2000) $471,700 and (2001)

$1,192,500. The capital loss carryover of $1,192,500 may expire as soon as 1999 if the Fund does not qualify as a RIC in the next two fiscal years.

     Dividend distributions by the Fund, if any, will be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. For any non-qualifying year, the Fund may also be subject to the Federal accumulated earnings tax (the "AET"). The AET is a 39.6 percent tax imposed on a corporation's accumulated taxable income (the "ATI"), and is in addition to the regular federal income tax. The ATI would be the Fund's taxable income adjusted for specific items and reduced by the accumulated earnings credit (the "AEC"). The adjustments to taxable income include a deduction for dividends paid to shareholders, the disallowance of net operating loss carryovers, and the disallowance of the corporate dividends received deduction. The AEC is the amount, if any, by which $250,000 exceeds the accumulated earnings and profits of the corporation as of the close of the preceding taxable year. As a result of capital loss carryforwards and net operating loss carryforwards, and, with respect to the AET, to the extent the Fund distributes its accumulated taxable income, it is not anticipated that the Fund will have any federal income tax or AET obligation for the current fiscal year.

     The Fund may also be subject to the corporate alternative minimum tax ("AMT"). The Fund will be liable for the AMT to the extent that such tax exceeds the Fund's regular taxable income tax liability, if any, for the taxable year. The Fund's regular income tax liability for these purposes does not include any amount paid on account of the accumulated earnings tax. The AMT is 20 percent of the Fund's alternative minimum taxable income ("AMTI") with certain adjustments. For years in which the Fund does not qualify as a RIC, AMTI will be increased or decreased by 75 percent of the difference between adjusted current earnings ("ACE") and AMTI as computed before the alternative minimum tax net operating loss deduction. In addition, any net operating loss carryovers for AMT purposes are limited in usage to 90 percent of AMTI. Management considers the potential AMT implications on the Fund in its decision regarding RIC qualification.

     In circumstances where the Fund determines that such action would be in the best interests of the shareholders (such as in anticipation of exhaustion of loss carryforwards), the Fund may elect to qualify as a RIC. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including, but not limited to, gains from options, futures contracts or forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months: (i) stock or securities, (ii) options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stocks and securities); and
(c) diversify its holdings so that, at the end of each calendar quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, an (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.


     If there is net unrealized appreciation on the Fund's portfolio securities at the end of the Fund's last year before it qualifies as a RIC ("net built-in gain"), and such appreciation exceeds available capital loss carryovers, the Fund will be subject to federal income tax on such appreciation (as though the securities were sold for fair market value). The Fund generally will not recognize built-in gains if it requalifies as a RIC if in the immediately preceding year it was subject to tax as a C Corporation; and, preceding the C corporation year it was subject to the RIC provisions for a period of at least one taxable year. If the Fund does not meet this exception it may make the following alternative election, which will be effective so long as the Fund continues to qualify for RIC status thereafter. The Fund may be able to reduce or eliminate any such tax by electing to recognize the built-in gain only as such securities are actually disposed of during the 10-year period beginning with the first year that the Fund requalifies as a RIC. Any net built-in gain that is not recognized until after the 10-year period would not be subject to tax at the Fund level. Further, in order to requalify as a RIC, the Fund will be required to distribute during its last nonqualifying year or its first qualifying year any previously undistributed earnings accumulated in years in which it did not qualify as a RIC. Any such distributions would constitute taxable dividends to shareholders.

     As a RIC, the Fund would not be subject to U.S. federal income tax on its investment company taxable income to the extent that it distributes such income to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. If the Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders. As a RIC, the Fund would also be subject to a 4% federal excise tax to the extent it does not distribute, within a calendar year, essentially all of its ordinary income and capital gains. Except as described in the following paragraph, dividends paid by the Fund would be taxable to shareholders as ordinary income. In years in which the Fund qualifies as a RIC, corporate shareholders of the Fund will be entitled to the 70% deduction for dividends received by corporations to the extent dividends paid by the Fund are attributable to qualifying dividends received by the Fund.

     As a RIC, the Fund also would not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryforwards, if any, that it distributes to its shareholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Trustees of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its shareholder who, if subject to U.S. federal income taxation on long-term gains, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Distributions of net long-term capital gains that are designated as capital gain dividends by the Fund are taxable to shareholders as long-term capital gains regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Under the Code, net long-term capital gains will be taxed at a rate no greater than 28% for individuals and 35% for corporations.

     Shareholders ordinarily include all dividends declared by the Fund as income in the year of payment. However, if the Fund requalifies as a RIC, dividends declared payable to shareholders of record in October, November or December of one year which are paid in January of the following year, will be deemed for tax purposes to have been received by shareholders and paid by the Fund on December 31 of the year in which the dividends were declared. Shareholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

     The Adviser and the Trustees will monitor the Fund's tax situation (including availability of loss carryforwards) on an ongoing basis to determine whether it is in the shareholder's best interests to qualify for RIC status. Similarly, Fund management will determine, based on the tax considerations discussed above, whether to distribute or retain taxable income. As long as the Fund does not qualify as a RIC, this examination will take into account whether the Fund can offset the income with capital loss carryforwards or net operating losses, and whether the Funds will be liable for any AET if it does not distribute income. If and at such time as the Fund qualifies for RIC status, it will distribute all (or substantially all) of its taxable income as required by the Code.

                       DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York Time) on days when the Exchange is open for business. It is computed by dividing the value of net assets (i.e. the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

                            MANAGEMENT OF THE FUND

     Under the laws of the District of Columbia, the Trustees of the Fund are responsible for managing the business and affairs of the Fund. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with SSC (sometimes referred to herein as the "Adviser") which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. All voting stock of SSC is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Mr. Charles W. Steadman's three adult children-Carole S. Kinney, Charles T.W. Steadman and Dorothy (Diana) Steadman. Mr. Steadman has a long-term employment contract with the Adviser under which he may be deemed a control person.

     Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the Adviser has principally engaged in the business of providing continuous investment supervision for the Steadman Family of Mutual Funds (the "Steadman Funds"). Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and is responsible for overall management of the Fund's business affairs subject to the supervision of the Trustees. Charles W. Steadman, Chairman of the Board of Trustees and President, is primarily responsible for the day-to-day management of the Fund's portfolio. He became portfolio manager in June, 1991 and has been in mutual fund management for the past 29 years as Chairman of the Board and President of Steadman Security Corporation. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. SSC also receives certain other fees which are described under "Custodian and Transfer and Dividend Disbursing Agent". The Fund's operating expenses for the nine month fiscal period ended June 30, 1995 amounted to 8.17% of its average net assets on an annualized basis.


     The Adviser also receives reimbursements for the Fund for salaries and benefits of its employees who perform functions directly attributable to the Fund other than investment advisory and shareholder service functions. For the nine month fiscal period ended June 30, 1995, these totaled $148,188. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; the internal audit of the Fund's books, transactions, and daily pricing;

compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance related to the above.

            DESCRIPTION OF CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

     The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Unlike many other mutual funds, the Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations.

     In addition, the Fund's governing documents contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds. (a) Trustees hold office for a term of unlimited duration, (b) shareholders are not entitled to vote for or against any amendments to the Trust Indenture, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

     As interpreted by the staff of the Securities and Exchange Commission, the Investment Company Act provides shareholders of the Fund with certain rights with respect to removal of trustees. Under these provisions, shareholders may remove one or more trustees by declaration or vote of two-thirds of the Fund's outstanding shares. The trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. The Fund will comply with these procedures.

                                 RISK FACTORS

     An investment in the Fund involves greater risk than an investment in many other mutual funds. You should purchase Fund shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved. Investors are further advised to consult with their personal accountant or personal investment adviser prior to making an investment in the Fund.

     The Fund's investment objectives and policies afford management wide possible latitude in choosing investment vehicles and techniques. This latitude is greater than that afforded many other investment companies. Many of the vehicles and techniques - including but not limited to option activities, investment in foreign securities, borrowing to increase investment funds, and short-selling - are highly specialized and involve significant risks. For a fuller discussion of the risks attendant to particular investments and techniques, please refer to the Appendix and to the Statement of Additional Information. Use of such techniques may also produce higher than normal portfolio turn-over (100% or more), which generates additional brokerage commissions and expenses for the Fund. Moreover, the Fund is not restricted from making investments in real estate, precious metals, oil and gas limited partnerships, or commodities and commodities contracts (including futures contracts), all of which are considered speculative.

     The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. A "diversified investment company" is required by the Investment Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Moreover, at present, the Fund has not elected to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and thus, unlike most mutual funds, it is not restricted by certain diversification requirements imposed by the Code. (For a discussion of these diversification requirements, please refer to the discussion of "Income, Dividend and Capital Gains Distribution - Tax Considerations" at page 10 of this Prospectus. ) Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

     The Fund's tax status also raises questions and poses risks that are usually not present in mutual funds. For a discussion of these risks please refer to the discussion of "Income, Dividend and Capital Gains Distributions-Tax Considerations" at page 10 of this prospectus.

                           SETTLEMENT OF LITIGATION

     On March 25, 1993, a settlement was reached in the civil action styled District of Columbia v. Charles W. Steadman et al, which was filed on May 3, 1991 in the District of Columbia Superior Court (the "Civil Action"). The terms of the settlement, further described below, involve no findings of any violations of law by the Fund and other defendants. The Superior Court dismissed the suit as of November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing of the agreement. Closing of the settlement (the "Closing") occurred on February 14, 1995. The Civil Action was filed against the Fund, the other Steadman Funds, SSC, Charles Steadman, and certain previously existing contractual plans, under the District of Columbia Disposition of Unclaimed Property Act of 1980 (the "UPA"). In this action, the District of Columbia alleged that the defendants hold "substantial" sums of personal property, in an unspecified amount, which is presumed abandoned under the UPA, and that the defendants have failed to report and deliver such property to the District and have violated various other duties required of them under the UPA.

     The settlement also will resolve certain claims involving the Unclaimed Property Clearinghouse (the "Clearinghouse") on behalf of some 45 of its member jurisdictions (including the District of Columbia and 44 states). The Clearinghouse is an association organized to facilitate the collection for member jurisdictions of unclaimed property that is considered abandoned under their respective laws. Special counsel for the Clearinghouse had informally asserted that certain of the member jurisdictions were entitled to certain property of the Funds' shareholders, including unclaimed shares of the Funds and distributions thereon, owned of record by shareholders with no known current address.


     The terms of the settlement require that record ownership of approximately 615,000 shares of the Fund as well as approximately $61,000 in associated distributions currently held by SSC as dividend disbursing agent to be transferred from the present shareholders of record of the Fund to Clearinghouse members. The settlement also requires transfers from the other Steadman Funds. Transfer of ownership of Fund shares occurred after the Closing, and transfer of the SSC distributions will take place over a period of three years, commencing at the Closing.


     Following the transfer of record ownership of Fund shares described above, approximately 8% of the Fund's outstanding shares (based upon the number of shares outstanding as of September 30, 1995) were held of record by members of the Clearinghouse. It is anticipated that the District of Columbia and the states involved will not hold these shares indefinitely for investment. The jurisdictions will attempt to locate the prior owners of the shares and distributions and to retransfer the shares and distributions to any prior owners who can be located. The Fund anticipates that at some time after the jurisdictions have concluded that prior owners cannot be located, the jurisdictions will redeem the shares involved. Redemption of Fund shares causes a reduction in the total assets of the Fund and thus increases the Fund's expense ratios, relative to what the ratios would be absent such redemptions.


                              SHAREHOLDER REPORTS

     The Fund provides each shareholder with semi-annual financial information and an annual report containing audited financial statements. Inquiries concerning the Fund may be made by telephone at 1-(800)-424-8570 or (202) 223-1000, or by writing the Fund at the address shown on the cover of this Prospectus.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     NationsBank Trust Company, N.A., 1501 Pennsylvania Avenue, N.W., Washington, D.C. 20013, is the custodian of all cash and securities for the Fund.

                                   APPENDIX



     OPTIONS AND FUTURES

     The fund may buy and sell ("write") options and futures contracts both to generate income (premiums from the sale of call options) and to manage the Fund's exposure to changing interest rates and security prices. Some strategies, including buying puts, writing calls, and selling futures, tend to hedge the Fund's investments against price fluctuations. Other strategies, including writing puts, buying calls, and buying futures tend to increase market exposure. The Fund may invest in options based on any type of securities, index, or instrument.

     Options and futures can be volatile investments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return and the Fund would have been better off without the use of such strategies. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid secondary market.

     Purchasing Put and Call Options. By purchasing a put option, the Fund
     --------------------------------
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instruments's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Writing Put and Call Options.  When the Fund writes a put option, it takes
     -----------------------------
the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If the security's price rises, a put writer would expect to profit, although its gain would be limited to the amount of the premium it received. If the security's price remains the same or declines over time, it is likely that the writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the options's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Futures Contracts.  When the Fund purchases a futures contract it agrees to
     ------------------
purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instruments at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the values of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures Margin Payments.  The purchaser or seller of a futures contract is
     ------------------------
not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of any investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers which could potentially result in losses to the Fund.

     Combined Positions.  The Fund may purchase and write options in combination
     -------------------
with each other or in combination with futures contracts to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined option positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes.  Because there are a limited number of types
     -----------------------------
of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other particular security with a futures contract reflecting a broad range of stock prices in that market, which involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments as well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or traditional halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Liquidity of Options and Futures Contract. There is no assurance a liquid
     ------------------------------------------
secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC Options. Unlike exchange-traded options, which are standardized with
     ------------
respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded-options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by the Fund, can not exceed 15% of the Fund's net assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized as such by the Federal Reserve Bank of New York. The contracts with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such 15% test.

     Asset Coverage for Options and Futures Positions.  The Fund will comply
     -------------------------------------------------
with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate high-grade debt securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding.

     Limitations on Futures and Options Transactions. The Fund intends to file a
     ------------------------------------------------
notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Corporation (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of future contracts.

     Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if, any, will result from these reviews at this time.

     FOREIGN INVESTMENTS

     The Fund may invest in foreign securities, which involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar. Foreign securities are subject to adverse political or economic developments in foreign countries or possible seizure or nationalization of foreign deposits. Foreign companies are not subject to accounting standards or governmental supervision comparable to U.S. companies, and there generally is less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund. These risks are greater for investments in less developed countries whose governments and financial markets are more susceptible to adverse political and economic developments. There is no limitation on the amount of the Fund's assets that may be invested in foreign securities or in any one country or currency.

     The Fund's investments in foreign securities will primarily consist of equity securities of private issuers, but may include debt instruments as well. Foreign equity securities expose the Fund to risks relating to the more limited liquidity and greater price volatility of foreign securities markets relative to U.S. markets, as well as the other risks set forth above, which can adversely affect a foreign issuer's financial performance and outlook and limit the Fund's access to related information. Foreign debt securities are subject to the risk of adoption of governmental restrictions which might adversely affect payment of principal and interest on the securities, or restrict such payment to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     The dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Currency exchange rates will affect the value of Fund shares irrespective of the performance of the underlying investment.

     In selecting investments in foreign securities markets, the Fund considers various criteria, including the particular foreign country's prospects for relative economic growth, current and expected levels of inflation and interest rates, government policies influencing business conditions, and the outlook for currency relationships, as well as fundamental performance and outlook features of the issuer in question and the risk factors discussed above.

     UNITED STATES GOVERNMENT SECURITIES

     United States government securities include United States Treasury obligations, Government National Mortgage Association (GNMA) certificates, Federal Housing Authority (FHA) debentures, Federal National Mortgage Association (FNMA) bonds and Student Loan Mortgage Association (SLMA) debentures, among others. Some of the foregoing obligations, such as Treasury bills and GNMA certificates are supported by the full faith and credit of the United States government; others such as FNMA bonds by the right of the issuer to borrow from the United States Treasury; still others such as SLMA are supported only by the credit of the instrumentality. No assurance can be given that the United States government will provide financial support to an instrumentality sponsored by the United States when it is not obligated by law, in certain instances, to do so. The Fund may invest in obligations of United States government agencies and instrumentalities other than those specifically listed above.

     FIXED INCOME SECURITIES

     The value of securities providing fixed returns, such as most bonds ("fixed income securities"), are inversely correlated to changes in interest rates. As interest rates increase, the value of a fixed income security decreases and, conversely, as interest rates decrease the value of a fixed income security increases. Longer term obligations are more dramatically affected by changes in interest rates than short-term obligations.

     In addition, declining interest rates present risk to holders of fixed income securities that may be redeemed by their issuer prior to maturity. As interest rates decrease, the issuer of such securities is more likely to redeem such securities prior to their stated maturities by issuing new securities at lower rates. If such securities are redeemed prior to maturity, the holder of the redeemed securities may be required to reinvest the proceeds received at less attractive rates and will incur a loss for any premium paid in acquiring the security.

     ILLIQUID INVESTMENTS

     The Fund may invest up to 15% of its net assets in illiquid investments. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments generally involves time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

     RESTRICTED SECURITIES

     The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registrations, such as pursuant to Rule 144A under the Securities Act. Consequently, there may be a more limited trading market for these securities and market quotations may be less readily available. However, as to certain restricted securities, a substantial market of qualified institutional buyers may develop pursuant to Rule 144A, and the Trustees may determine that such securities are readily marketable, based upon trading markets for the specific security. The Fund may invest in restricted securities as to which the Trustees have made such determination. Where the Board has not made such a determination, investments in restricted securities are subject to the 15% limitation on illiquid investments described above.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the values of the securities could decline). The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness.

     LENDING OF SECURITIES

     The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve system and member firms (or subsidiaries thereof) of the New York Stock Exchange, or institutions which the Adviser has determined to be of comparable creditworthiness, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S.government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest of the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). In the event of the bankruptcy of the other party to a securities loan transaction, or if such party breaches its agreement with the Fund, the Fund could experience loss or delay in recovering its cash or the securities lent. During these delays, the value of the securities loaned could decline.

     LOWER-RATED DEBT SECURITIES ("JUNK BONDS")

     The Fund may purchase lower-rated debt securities (those rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) which have poor protection against default or may be in default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to change in the issuer's capacity to pay. The Market prices of lower-rated debt securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. The Fund will not invest more than 5% of its net assets in junk bonds during the coming year.

     LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks for investment purposes. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund is required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof ), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Fund will maintain in a segregated custodial account cash, cash equivalents or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool.

     SHORT SALES

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     REAL ESTATE

     The Fund may invest in commercial, industrial, retail, or residential real estate properties and related securities, including but not limited to the securities of real estate investment trusts. Real estate investments are subject to a number of investment risks, including fluctuations in occupancy rates and operating expenses, variations in rental schedules, the character of the tenancy and the possible effect on cash flow from a property if its tenants incur financial difficulties. These investments may be adversely affected by general and local economic conditions, the supply of and demand for properties of the type involved, zoning laws, rent controls, environmental protection laws and real property tax rates. Real estate investments are generally illiquid and will be subject to the Fund's 15% limit on illiquid investments.


     CONCENTRATION POLICY

     It is not the Fund's policy to invest 25% or more of the value of its total assets in any one industry. This is a matter of fundamental policy. However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold.

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1996
                                ---------------


                           STEADMAN ASSOCIATED FUND
1730 K Street N.W.
Washington, D.C.  20006
Telephone: (202) 223-1000
Toll Free: (800) 424-8570

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Steadman Associated Fund bearing the same date. Requests for copies of the prospectus should be made by writing to Steadman Security Corporation, 1730 K Street NW, Washington DC 20006, or by calling one of the telephone numbers listed above.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus bearing the same date and, if given or made, such information or representations may not be relied upon a having been authorized by the Fund.

     This Statement of Additional Information does not constitute an offer to sell securities.


Table of Contents                                      Page No.
     Investment Techniques...........................    B-2
     Options on Stock Indices........................    B-2
     Portfolio Diversification.......................    B-3
     Tax Status......................................    B-3
     Portfolio Turnover..............................    B-5
     Other Investment Techniques.....................    B-5
     Performance Information ........................    B-6
     Trustees and Officers of the Fund...............    B-6
     Principal Shareholders..........................    B-7
     Investment Advisory and Transfer Agent Fees.....    B-7, B-8
     Distribution Expense............................    B-8
     Portfolio Transactions and Brokerage Commissions    B-8, B-9, B-10
     Shareholder Investment Plan.....................    B-10
     Independent Accountants.........................    B-10
     Financial Statements and Related Information....    B-10

INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Investment Policies, Objectives and Techniques".

OPTIONS ON STOCK INDICES

     Options on stock indices operate in much the same way as options on common stock, except that the underlying instrument, rather than being a stock, is a stock index such as the Standard & Poor's 500 Stock Index.

     The Fund will utilize various investment techniques involving options on stock market indices so as to enhance income. Call or put options may be purchased or sold on these indices depending upon the market conditions as viewed by the Adviser. The opportunity to realize a gain or loss on the purchase or sale of an index option is based upon movements in the level of prices in the stock market generally rather than changes in price of an individual stock. Successful use of index option techniques is therefore dependent upon the Adviser's ability to predict correctly movements in the stock market in general or the index of underlying stocks in particular, and this requires skills and techniques different from those involved in predicting the price level change of individual stocks.

     When purchasing a call on an index as an initial transaction, the maximum gain is unlimited while the risk is limited to the amount of the premium paid for the call. In selling a call on an index as an initial transaction, the maximum gain is the amount of the premium realized in the sale of the call whereas the risk is not limited by the price of an underlying security. When purchasing a put on an index as an initial transaction, the maximum gain is the difference between the exercise price and zero while the risk is limited to the amount of the premium paid for the put. In selling a put on an index as an initial transaction, the maximum gain is the amount of the premium realized in the sale of the put whereas the risk is the difference between the exercise price and zero.

     The Fund will cover call options on indexes by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies. Nevertheless, where the Fund covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Adviser will monitor and make appropriate adjustments to insure that the Fund is adequately covered if the index and the underlying securities diverge.

The Fund will cover put options on indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies.

PORTFOLIO DIVERSIFICATION


     The Fund has elected to qualify as a "non-diversified investment company", as defined under Section 5(b)(2) of the Investment Company Act of 1940, so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss are not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Adviser to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.

     The Fund will limit its investments in the securities of a small number of issuers only when the Adviser determines that it is in the best interest of the Fund to do so.

TAX STATUS


     In any year the Fund does not qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), any dividends paid by the Fund are generally taxable to shareholders as ordinary income.

     For years in which the Fund qualifies as a RIC, distributions of any taxable net investment income and of any excess of net short-term capital gain over net long-term capital loss and capital loss carryovers, if any, are taxable to shareholders as ordinary income. Further, in qualifying years, to the extent that long-term capital gains exceed short-term capital losses and any capital loss carryforwards, they may be distributed to shareholders and, if distributed, will be taxable to the shareholders as long-term capital gain.

     Under the Tax Reform Act of 1986 (the "TRA"), effective for calendar years beginning with 1987, RICs are required to distribute dividends according to a prescribed formula in order to avoid a 4% non-deductible excise tax on amounts not so distributed. The formula requires the Fund to distribute each calendar year at least 98% of its ordinary income (excluding short-term capital gains) for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year less any capital loss carryovers. The Fund expects to adjust its distribution policy to avoid application of this tax.

     Distributions of net taxable investment income and net realized capital gains by the Fund are taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon distribution which will nevertheless be taxable to them.

     Shareholders who redeem or sell shares of the Fund may realize gain or loss if the proceeds are more or less than the shareholder's purchase price. Such gain or loss will be a capital gain or loss if the Fund shares were capital assets in the hands of the shareholder, and will be long or short-term, depending on the length of time the Fund shares were held. However, if a shareholder realizes a loss on the sale of a share with respect to which a long-term capital gain dividend was includable in income after holding such share for six months or less, such loss will be treated as long-term capital loss to the extent of the previously recognized long-term capital gain. A gain realized on a redemption or sale, will not be affected by a reacquisition of shares. A loss realized on a redemption or sale, however, will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Energy Policy Act of 1992, enacted October 24, 1992, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

     In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Under the laws of certain states, distributions of net investment income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Fund in their own state and localities.

PORTFOLIO TURNOVER

     Because the Fund may engage in short-term trading, its portfolio rates may exceed 300%. High portfolio turnover (over 100%) may result in correspondingly higher brokerage costs.

OTHER INVESTMENT TECHNIQUES

     The Fund's Trust Indenture provides that the Fund may, in the sole discretion of the Adviser and to the maximum extent permissible by the
                                             ------
applicable laws and regulations, engage in all lawful investment activities. Without limitation on any other investment activities, the Fund reserves freedom of action to engage in the following types of activities specified in Section
(8)(b) of the Investment Company Act of 1940. (A) The Fund may borrow money from a bank for either investment or emergency purposes provided that such borrowing does not exceed 33 1/3% of the value of the Fund's total assets, less its liabilities other than such borrowings; (B) The Fund may issue senior securities to the extent the borrowing identified in (A) above constitutes the issuance of senior securities; (C) The Fund may engage in the business of underwriting securities issued by other persons to the extent that the purchase of restricted securities constitutes such underwriting; (D) The Fund may purchase and sell real estate including land and buildings and securities of companies whose assets consist of real property and interests therein; (E) The Fund may make both long and short-term loans to others, including the purchase of non-publicly offered debt securities. The extent to which the Fund intends to engage in the foregoing activities is entirely dependent upon the market conditions and the economic environment in which the Fund must operate. Thus it is not practical to predict the extent to which the Fund will or may engage in such activities. The Fund intends to engage in these activities to the maximum extent permissible under applicable laws and regulations when, in the judgment of the Adviser such activities appear to be beneficial to the Fund and its shareholders. Accordingly, the risks involved in an investment in the Fund may be greater than the risks generally associated with many other mutual funds.

PERFORMANCE INFORMATION

     The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for Fund shares for the one year, five year, and ten year periods ended June 30, 1995 are 1.85%, 5.16%, and 1.81% respectively.

TRUSTEES AND OFFICERS OF THE FUND

     *CHARLES W. STEADMAN, Chairman of the Board of Trustees and
     President of the fund; Chairman of the Board, President and
     Treasurer, Steadman Security Corporation (SSC) and   subsidiaries. Age 81.
                                                                        -------

     PAUL A. BOWERS, M.D., Trustee, 9 Sandringham Road, Bala   Cynwyd,
     Pennsylvania; Retired from private medical practice   and as a Professor,
     Obstetrics and   Gynecology, Jefferson Medical College, Philadelphia,
     Pennsylvania. Age 83.
                   -------

     JOHN T. HAYWARD, Trustee, 3 Barclay Square, Newport, Rhode Island, Vice Admiral, U.S.N. (ret); Management Consultant; formerly Vice President, General Dynamics Corporation, Washington, D.C. (aerospace manufacturing)(1968-1974). Age 84.
                                                            -------

     PAUL F. WAGNER, Trustee, Chairman, Wagner, Hines & Avary, Inc. a
     Washington,   D.C. Public Affairs firm. Age 77.
                                             -------
     MAX KATCHER, Executive Vice President, Secretary and Treasurer of the Fund; Executive Vice President of SSC. Age 66.
                                       -------

     E. JEAN BELLOSI, Assistant Secretary of the Fund; Secretary   of SSC.  Age
                                                                            ---
     56.
     ---

     *Interested person as defined by Section 2(a)(19) of the   Investment
     Company Act.

     The Trustees and officers hold the same positions relative to the other
     Funds in the   Steadman Family of Mutual Funds.

     The address of all of the officers of the Fund is 1730 K Street, NW,
     Washington, DC   20006.

     On September 30, 1995, the Trustees and Officers of the Fund, as a group
        -------------------
beneficially owned 16,718.809 shares in the Fund, which is less than one percent of the Fund's equity securities.

     During the nine month fiscal period ended June 30, 1995, the Fund paid $4,386 in fees and expenses to all Trustees except Mr. Steadman who received no such fees or expenses. Trustees are paid $300 per meeting attended, except Mr. Steadman.


PRINCIPAL SHAREHOLDERS


     On September 30, 1995, no person beneficially owned more than 5% of the then outstanding shares of the Fund.


INVESTMENT ADVISORY AND TRANSFER AGENT FEES


     SSC provides investment advisory services under an agreement which continues in effect subject to annual approval by the Trustees or by a majority of the outstanding voting securities of the Fund, provided that in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Fund or of SSC. The fees for investment advisory services are computed as follows: 1% of the first $35,000,000 of net assets; 7/8 of 1% of the next $35,000,000 and 3/4 of 1% of all sums in excess thereof.



     The Fund paid investment advisory fees during the last three fiscal years ending as follows: June 30, 1995, $41,902; September 30, (1994) $74,029; (1993)
$83,870.


     Under an agreement with the Fund which is contained in the approved minutes of the Fund, SSC serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account, per month.


     This agreement is embodied in resolutions by the Trustees.   The last
increase in fee amount was made on May 21,1986 (effective retroactive to May 1, 1986) and renewed annually by the Trustees since that date.


     The Fund paid fees for delegated services during the nine month fiscal period ended June 30, 1995 and the two fiscal periods ended September 30 as follows: (1995) $33,620; (1994) $47,679; and (1993) $54,108.


     The Fund also reimbursed SSC for salaries and fringe benefits, including payroll taxes and group insurance, of its employees who perform functions other than investment advisory and shareholder services during the nine month fiscal period ended June 30, 1995 of $148,188.

     SSC assumes no responsibility under the Agreement other than to render the services called for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Agreement. Trustees, officers and employees of SSC have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     The Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the daily net asset value of the shares; (iv) the fees and expenses of the Trustees and, contrary to most other funds, the fees of those Trustees who also may be directors of the Adviser or its subsidiary corporation; (v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries; (xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, office space rent and (xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the Adviser.

DISTRIBUTION EXPENSES

     The Fund pays all fees and expenses in connection with registering its shares under federal and state securities laws; preparing, printing and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. SSC will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, printing and mailing all sales literature and advertising; and offering and selling Fund shares, except for those fees and expenses expressly assumed by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     SSC makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking into consideration the facilities and services of a particular broker or dealer. Subject to these considerations, the Fund has authorized SSC to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote and research material to the Adviser. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, SSC, as Adviser, will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of SSC in rendering investment advice to the Fund, the value of the services is not determinable. Such services may also be used in serving the other mutual funds managed by SSC, and the brokerage commissions of such other mutual funds may indirectly benefit the Fund. SSC investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order and difficulty of execution.

     While the Trustees oversee the portfolio transactions of the Fund in light of the Fund's investment policies and objectives without regard to any other Steadman Fund, it is possible that at certain times the Fund and one or more of the other Funds managed by SSC or its subsidiaries will seek to effect similar portfolio transactions in the same security. In such instances, such transactions are effected on a prorated basis based on the total assets of each Steadman Fund and at a prorated cost, if feasible, and in the alternative on a rotating or other equitable basis. The Adviser makes all such allocations. In some cases this arrangement could have detrimental effect on the price or volume executed insofar as a particular Fund is concerned.

    The Fund's Investment Adviser, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The Adviser and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.

     During the last three fiscal years the Fund paid brokerage as follows:


                 Brokerage        Transactions
                 ---------        ------------
   06/30/95*     $154,535         $33,592,600
   09/30/94      $161,884         $31,907,181
   09/30/93      $161,394         $47,735,186



     During the Fund's nine month fiscal period ended June 30, 1995, the Adviser directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Reich & Co., Inc. of $47,800 on transactions of $11,500,000. Brokerage commissions were directed to Reich & Co., Inc. pursuant to an understanding that quotation services and devices would be provided to the Adviser in exchange for these brokerage commissions.

     The following table details transaction amounts and commissions paid to brokers during the last fiscal year for the Fund as well as the percentage of transactions and commissions as related to the total for the Fund.


Broker                   Transactions     % of Total    Commissions     % of Total
------                   ------------     ----------    -----------     ----------
Reich & Co.            $28,734,388        85.5%        $ 119,700        77.5%
Dean Witter              4,696,525        14.0%           31,935        20.7%
Drexel Burnham              21,375          .1%              300         0.2%
S & P Securities            86,250          .3%              800          .5%
Ryan Hartley & Lee          54,063          .1%            1,800         1.1%
                        -------------------------------------------------------------
                       $33,592,601       100.0%         $154,535       100.0%
                        ----------                      --------



* For the fiscal period October 1, 1994 through June 30, 1995.


SHAREHOLDER INVESTMENT PLAN

     As described under "PURCHASE OF FUND SHARES" in the Prospectus, the Fund has available a "Systematic Withdrawal" plan. The details of participation in this plan are contained in the Prospectus.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand, L.L.P., 1800 M Street, NW, Washington, DC, 20036, has been selected as the independent accountants for the Fund and provides audit and tax service.

FINANCIAL STATEMENTS AND RELATED INFORMATION


     The Fund's Financial Statements and related notes for the fiscal period ended June 30, 1995 follow:

================================================================================

Fellow Shareholders:

     The national economy is witnessing a period of exceptional stability marked by a low level of inflation. In large part this has been brought about and is persisting by reason of changes fundamental to production and consumer attitude. We have entered a period dominated by vast and rapidly growing technological advances most widely understood as being identified with the computer. This dynamic force has expanded knowledge and consequent productive accomplishment beyond the scope of anything heretofore possible. Machinery and equipment with greater efficiency has come on line. Productivity is rising and labor costs are declining. With skills enhanced in this process there is at hand a revolution in production of goods and consequent increase of wealth. This in some ways is not unlike the industrial revolution of the 1800's.

     As this technological impact has been developing, world-wide competition and concern about continued job availability has tempered wage demands. Technological replacement or relocation of employable talent has effected consumer attitudes at all levels restrained their use of disposable income. Consumers have become resistant to price increases. They have also become more determined in demanding better quality in exchange for their earnings.

     At the same time social and retirement programs are coming under more careful consideration as uncertainty arises about their dependability. And as another generation comes closer to retirement events are suggesting to many persons that they must begin to think in terms of providing means for their retirement. In that event increased investment in suitable stocks and bonds will be necessary to provide retirement benefits will occur. The demand for such investments will rise and sustain improved market conditions.

     The technological changes recited here suggest better opportunities from investing in companies most likely to prosper from manufacture of equipment in the field of technology, for example, in contrast to consumer types of goods. This kind of basic philosophy has served to motivate investment selections by your Fund.

     Moreover, our analysis of the nation's economy leads to the conclusion that interest rates are in a downward trend likely to continue over the next several years. This belief is consistent with our view respecting inflation. These are fundamental concepts upon which we will continue to rely in the management of your Fund. We believe the market continues to hold opportunities for creation of wealth and we will endeavor to find them for increasing your benefits.

                                          Sincerely,

                                          /s/ Charles W. Steadman

                                          Charles W. Steadman
                                          Chairman of the Board of
                                            Trustees and President

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                           Portfolio of Investments
                                 June 30, 1995

                                                                           Value
                                                            Shares        (Note 1)
                                                            ------       ----------
COMMON STOCKS -- 92.2%
Auto & Truck -- 6.1%
       Chrysler Corp..................................       7,000       $  335,125
                                                                         ----------
                                    Total Auto & Truck                      335,125
                                                                         ----------
Computer Software -- 18.2%
       Borland Int'l (a)..............................      35,000          450,625
       Cheyenne Software (a)..........................      10,000          185,000
       Microsoft Corp. (a)............................       4,000          361,500
                                                                         ----------
                               Total Computer Software                      997,125
                                                                         ----------
Computer & Peripherals -- 26.8%
       Altron Inc. (a)................................       7,500          180,000
       Atmel Corp. (a)................................       7,500          415,313
       EMC Corp. (a)..................................       5,000          121,250
       Hewlett Packard Co.............................       5,000          372,500
       IBM............................................       4,000          384,000
                                                                         ----------
                          Total Computer & Peripherals                    1,473,063
                                                                         ----------
Diversified -- 1.8%
       Thermo Electron Corp. (a)......................       2,500          100,625
                                                                         ----------
                                     Total Diversified                      100,625
                                                                         ----------
Drug -- 7.9%
       Merck & Co.....................................       5,000          245,000
       Upjohn Co......................................       5,000          189,375
                                                                         ----------
                                            Total Drug                      434,375
                                                                         ----------
Precision Instrument -- 3.5%
       Lam Research (a)...............................       3,000          192,000
                                                                         ----------
                            Total Precision Instrument                      192,000
                                                                         ----------
Semiconductor -- 14.1%
       Intel Corp.....................................       6,000          379,875
       Micron Technology..............................       6,000          329,250
       Motorola Inc...................................       1,000           67,125
                                                                         ----------
                                   Total Semiconductor                      776,250
                                                                         ----------

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                           Portfolio of Investments
                                 June 30, 1995

                                                                           Value
                                                            Shares        (Note 1)
                                                            -------      ----------
Telecom Services -- 8.9%
       Precision Systems (a)..........................       15,000         106,875
       SBC Communications.............................        8,000         381,000
                                                                         ----------
                                Total Telecom Services                      487,875
                                                                         ----------
Toiletries/Cosmetics -- 4.9%
       Gillette Co....................................        6,000         267,750
                                                                         ----------
                            Total Toiletries/Cosmetics                      267,750
                                                                         ----------
       Total Common Stocks (Cost $4,273,965)..........                    5,064,188
                                                                         ----------
              PREFERRED STOCK -- 4.3%
NOKIA Preferred.......................................        4,000         238,500
                                                                         ----------
       Total Preferred Stock (Cost $148,400)..........                      238,500
                                                                         ----------
              CALL OPTIONS PURCHASED -- 3.5%
Compaq Computer Corp., 8/18/95 at $45.................        5,000          13,750
Intel Corp., 8/18/95 at $70...........................        5,000           6,875
Louisiana Pacific Corp., 11/17/95 at $22.50...........       10,000          42,500
Mercantile Stores Inc., 9/15/95 at $45................       12,500          40,625
Micron Technologies, 8/18/95 at $60...................        5,000          13,125
Microsoft Corp., 8/18/95 at $95.......................        5,000          11,875
Motorola Inc., 7/21/95 at $55.........................        5,000          61,250
                                                                         ----------
       Total Call Options Purchased (Cost $199,550)...                      190,000
                                                                         ----------
          Total Portfolio of Investments
           (Cost $4,621,915)..........................                   $5,492,688
                                                                         ==========

(a) Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Steadman Associated Fund

     We have audited the accompanying statement of assets and liabilities of Steadman Associated Fund, including the portfolio of investments, as of June 30, 1995, and the related statements of operations for the period October 1, 1994 through June 30, 1995 and for the year ended September 30, 1994, the statements of changes in net assets for the period October 1, 1994 through June 30, 1995 and the years ended September 30, 1994 and 1993, and the financial highlights for the period October 1,1994 through June 30, 1995, and each of the five years ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Associated Fund as of June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Washington, D.C.
August 18, 1995

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                      Statement of Assets and Liabilities
                                 June 30, 1995

Assets:
        Investments at value (Cost $4,621,915) (Note 1)......................      $ 5,492,688
        Cash and cash equivalents............................................          126,095
        Receivable for securities sold.......................................          249,355
        Interest receivable (Note 1).........................................            8,214
                                                                                   -----------
             Total assets....................................................        5,876,352
                                                                                   -----------
Liabilities:
        Payable for investments purchased....................................           97,525
        Accounts payable and accrued expenses................................           16,506
        Investment advisory and service fees payable (Note 4)................            8,324
        Other payable to affiliate (Note 4)..................................           18,635
        Payable for Trust shares redeemed....................................              241
                                                                                   -----------
             Total liabilities...............................................          141,231
                                                                                   -----------
Net Assets...................................................................      $ 5,735,121
Net assets consist of:
        Undistributed net investment loss....................................      $(4,247,524)
        Unrealized appreciation of Investments...............................          870,773
        Accumulated net realized losses from security transactions...........       (1,644,167)
        Paid-in capital......................................................       10,756,039
                                                                                   -----------
                                                                                   $ 5,735,121
                                                                                   ===========
Net asset value, offering price and redemption price per share
        ($5,735,121 / 7,875,815 shares of no par value trust shares).........      $       .73
                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                           Statements of Operations

                                                                            For the period              For the
                                                                           October 1, 1994            year ended
                                                                        through June 30, 1995*    September 30, 1994
                                                                        ----------------------    ------------------
Investment Income:
       Dividends...................................................           $  72,551              $    86,201
       Interest....................................................              28,206                   37,811
                                                                              ---------              -----------
            Total income...........................................             100,757                  124,012
                                                                              ---------              -----------
Expenses:
       Salaries and employee benefits (Note 4).....................             148,188                  200,715
       Investment advisory fee (Note 4)............................              41,902                   74,029
       Professional fees...........................................              38,543                  142,109
       Shareholder servicing fee (Note 4)..........................              33,620                   47,679
       Rent........................................................              24,587                   32,093
       Computer services...........................................              14,381                   10,523
       Miscellaneous...............................................              10,550                    4,849
       Blue Sky Registration Fees..................................               9,050                   25,985
       Custodian fees..............................................               8,212                    9,150
       Reports to shareholders.....................................               7,717                   22,287
       Trustees' fees and expenses (Note 4)........................               4,386                    5,351
                                                                              ---------              -----------
            Total expenses.........................................             341,136                  574,770
                                                                              ---------              -----------
            Net investment loss....................................            (240,379)                (450,758)
                                                                              ---------              -----------
Realized and Unrealized Gain/(Loss) on Investments (Notes 1 and 3):
       Net realized loss from investment transactions..............            (451,689)              (1,192,478)
       Change in unrealized appreciation of investments............             689,335                  232,086
                                                                              ---------              -----------
       Net gain (loss) on investments..............................             237,646                 (960,392)
                                                                              ---------              -----------
       Net decrease in net assets resulting from operations........           $  (2,733)             $(1,411,150)
                                                                              =========              ===========

*The Fund's fiscal year-end was changed to June 30.

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                      Statements of Changes in Net Assets

                                                                    For the period             For the              For the
                                                                October 1, 1994 through       year ended           year ended
                                                                    June 30, 1995*        September 30, 1994   September 30, 1993
                                                                -----------------------   ------------------   ------------------
Decrease in net assets from operations:
       Net investment loss.....................................       $ (240,379)            $  (450,758)          $ (388,557)
       Net realized gain (loss) from investment transactions...         (451,689)             (1,192,478)           3,401,820
       Net realized loss from options written..................          -- 0 --                 -- 0 --              (26,514)
       Change in unrealized appreciation/depreciation..........          689,335                 232,086             (482,506)
                                                                      ----------             -----------           ----------
              Net increase (decrease) in net assets resulting
                 from operations...............................           (2,733)             (1,411,150)           2,504,243
Decrease in net assets from trust share transactions (Note 2)..         (568,786)             (1,125,963)            (914,981)
                                                                      ----------             -----------           ----------
              Increase (decrease) in net assets................         (571,519)             (2,537,113)           1,589,262
Net assets at beginning of period..............................        6,306,640               8,843,753            7,254,491
                                                                      ----------             -----------           ----------
Net assets at end of period (including accumulated
net investment loss of $4,247,524, - $0 -, and
$1,865,601, respectively.......................................       $5,735,121             $ 6,306,640           $8,843,753
                                                                      ==========             ===========           ==========

* The Fund's fiscal year-end was changed to June 30.

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

                             Financial Highlights

                                                  For the period
                                                  October 1, 1994
                                                  through June 30,               For the years ended September 30,
                                                  ----------------   -------------------------------------------------------
                                                       1995*           1994        1993        1992        1991       1990
                                                  ----------------   -------------------------------------------------------
Per Share Operating Performance:
     Net asset value, beginning of period........      $.72            $.87        $.64        $.67        $.57       $.84
                                                     ------          -----------------------------------------------------
          Net investment loss....................      (.03)           (.08)       (.05)       (.03)       (.02)      (.03)
          Net realized and unrealized
               gain (loss) on investments........       .04            (.07)        .28           -         .12       (.24)
                                                     ------          -----------------------------------------------------
          Total from investment operations.......       .01            (.15)        .23        (.03)        .10       (.27)
                                                     ------          -----------------------------------------------------
     Net asset value, end of period..............      $.73            $.72        $.87        $.64        $.67       $.57)
                                                     ======          =====================================================
     Ratios/Supplemental Data:
     Total return................................      1.85%**       (17.24)%      35.9%       (4.5)%      17.5%    (32.27)%
     Ratio of expenses to average net assets.....      8.17%**         7.76%       5.79%       6.92%       7.16%      6.08%
     Ratio of net investment income (loss)
          to average net assets..................     (7.23)%**       (6.09)%     (4.63)%     (5.14)%     (3.29)%    (4.94)%
     Portfolio turnover rate.....................       505%**          241%        300%        301%        267%        86%
     Net assets, end of period (in thousands)....    $5,735          $6,307      $8,844      $7,254      $8,539     $8,392

* The Fund's fiscal year-end was changed to June 30.
** Annualized

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

Notes to Financial Statements

1.   Significant accounting policies

     Steadman Associated Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     Security valuation

          Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     Security transactions and investment income

          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     Income taxes

          The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and taxes bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

     Fiscal Year

          During 1995, the Fund changed its fiscal year end from September 30 to June 30. The accompanying financial statements include audited financial statements for the nine-month transition period ended June 30, 1995.

     Components of net assets

          In accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," the Fund reclassified to paid-in capital permanent differences between tax and financial reporting of net investment loss and net realized gains/losses. The results of operations and net assets are not affectd by these reclassifications.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

2.   Trust shares

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust were as follows:

                                   For the period October 1, 1994          For the year                   For the year
                                        through June 30, 1995        ended September 30, 1994       ended September 30, 1993
                                   ------------------------------   --------------------------     --------------------------
                                        Shares         Amount          Shares         Amount         Shares          Amount
                                      ---------      ---------      ----------     -----------     ----------      ----------
Shares sold......................           581      $     413         -- 0 --     $   -- 0 --        -- 0 --      $   -- 0--
Shares redeemed..................      (845,933)      (569,199)     (1,426,814)     (1,125.963)    (1,168,798)       (914,981)
                                      ---------      ---------      ----------     -----------     ----------      ----------
   Net decrease..................      (845,352)     $(568,786)     (1,426,814)    $(1,125,963)    (1,168,798)     $ (914,981)
                                                     =========                     ===========                     ==========
Shares outstanding:
         Beginning of period.....     8,721,167                     10,147,981                     11,316,779
                                      ---------                     ----------                     ----------
         End of period...........     7,875,815                      8,721,167                     10,147,981
                                      =========                     ==========                     ==========

3.   Purchases and sales of securities

     During the nine month period ended June 30, 1995, purchases and proceeds from sales of investment securities aggregated $17,865,580 and $17,665,418, respectively. Unrealized appreciation of investments aggregated $870,773 of which $927,068 related to gross unrealized appreciation and $56,295 related to gross unrealized depreciation.

4.   Investment advisory fee and transactions with affiliates

     Steadman Security Corporation (SSC) has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1 % on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services. (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per accounts. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

================================================================================

================================================================================

                           STEADMAN ASSOCIATED FUND

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Advisor, as defined by the Investment Company Act of 1940.

5.   Federal income taxes

     In the fiscal period ended June 30, 1995, the Fund did not meet asset diversification requirements applicable to regulated investments companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss and a net realized capital loss for the fiscal period ended June 30, 1995, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totalling approximately $2,236,000 at June 30, 1995, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     For income tax purposes, the Fund has net operating loss carryforwards approximating $4,248,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2000) $443,000; (2001) $499,000; (2003) $328,000; (2004) $476,000; (2005) $534,000;
(2006) $324,000; (2007) $381,000; (2008) $539,000; (2009) $437,000 and (2010)
$287,000. Capital loss carryforwards aggregating approximately $1,644,000 are available to offset future capital gains, if any which expire as follows: (2001) $1,192,000 and (2000) $452,000.

6.   Unclaimed property

     In December 1989, the Fund and other Steadman Funds were contacted by the Unclaimed Property Clearinghouse (the Clearinghouse), an association of some 45 member states organized to facilitate the collection for the states of unclaimed property that is considered abandoned under the laws of the member states. The Clearinghouse requested certain documents and information in order to determine whether, and if so, to what extent its member states may assert claims for abandoned accounts of the Fund's shareholders. On the basis of a review of the documents and information provided in response to this request, the Special Counsel for the Clearinghouse has informally asserted that the member states are entitled to certain property of the Fund's shareholders. In addition, Steadman Security Corporation holds certain unclaimed dividends of the Fund's shareholders. In May 1991, the District of Columbia filed suit in the Superior Court of the District of Columbia against the Fund, other Steadman Funds, Steadman Security Corporation and its principal officer under the District of Columbia Disposition of Unclaimed Property Act. Under this action the District of Columbia sought possession and custody of the alleged abandoned property as well as prejudgment interest, an unspecified amount of civil penalties, and reimbursement for reasonable attorney's fees and costs. On March 25, 1993, counsel for the District of Columbia, the Clearinghouse and the Fund executed a settlement agreement, which involves no findings of any violations of law by the Fund and other defendants. The Superior Court dismissed the suit as of November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing of the agreement. The District of Columbia has appealed the dismissal. In accordance with the settlement agreement, record title to certain shares of the Fund and associated distributions were transferred from the present shareholders of record to the members of the Clearinghouse on the closing date, February 14, 1995. The shares will be redeemed over a period of three years from this date. On May 9, 1995 the Court of appeals dismissed the appeal.

================================================================================

                                   STEADMAN

                                  Associated
                                     Fund


                                    ANNUAL
                                    REPORT
                                 June 30, 1995


                        A Steadman NO-LOAD Mutual Fund


                    [LOGO APPEARS HERE]     STEADMAN SECURITY
                                            CORPORATION

                                            Investment Adviser


STEADMAN ASSOCIATED FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

Transfer Agent
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

Custodian
NationsBank Trust Company, N.A.
1501 Pennsylvania Ave., N.W.
Washington, D.C. 20013

Independent Accountants
Coopers & Lybrand L.L.P.
1800 M Street N.W.
Washington D.C. 20036

For more information about
Steadman Associated Fund.
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements:

     Financial Statements and information of the Fund listed below are included in part B hereof.


     --Report of Independent Accountants, dated August 18, 1995.


     --Portfolio of Investments, June 30, 1995.


     --Statement of Assets and Liabilities, June 30, 1995.


     --Statement of Operations, for the nine months ending June 30, 1995 and for the year ended September 30, 1994.


     --Statements of Changes in Net Assets, for the period October 1, 1994 through June 30, 1995 and the years ended September 30, 1994 and 1993.


     --Financial Highlights, for the period October 1, 1994 through June 30, 1995 and for each of the five years ended September 30.

     --Notes to Financial Statements listed above.

     (b) Exhibits:

     (1) Annotated Restated Trust Indenture of Steadman Associated Fund and Declaration of Trust as Amended December 29, 1978 with amendments through June 23, 1993, filed with Post-Effective Amendment No. 9 to the Registration Statement.

     (2) None

     (3) None

     (4) Form of Certificate for Share of Beneficial Interest, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (5) Investment Advisory Contract between the trustees of Steadman Associated Fund and Steadman Security Corporation dated February 28, 1984, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (6) None

     (7) None

     (8) Custody Agreement between Steadman Associated Fund and Security Trust Company, N.A., renamed NationsBank Trust Company, N.A., dated February 4, 1991, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (9) None

     (10) Not Applicable


     (11) Consent of Independent Accountants dated October 24, 1995 filed herewith.

     (12) Not Applicable

     (13) None

     (14) None

     (15) None


     (16) Calculation of Total Return for the period ending June 30, 1995.

     (a) Power of Attorney of John T. Hayward, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (b) Power of Attorney of Paul A. Bowers, filed with Post-Effective Amendment No. 8 to the Registration Statement.

     (c) Power of Attorney of Paul F. Wagner, filed with Post-Effective Amendment No. 8 to the Registration Statement.

Item 25. The Board of Trustees of the Fund is the same as the boards of other funds advised by the Adviser, each of which has the Adviser as its investment adviser. In addition, the officers of these funds are substantially identical. The Fund takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26. Number of Holders of Securities as of September 30, 1995:

         Title of Class              No. of Record Holders


      Share of Beneficial Interest               2,641

Item 27. Indemnification. The Fund's Declaration of Trust, Sections 2.18 and 5.3, provides that the Fund shall indemnify each of its Trustees, Adviser, officers, employees and agents (including any person who serves at its request as director, officer, partner, Trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while acting as a Trustee or Adviser or as an officer, employee or agent of the Fund or the Trustees, as the case may be, or thereafter, by reason of his being or having been such a Trustee, Adviser, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of his duties or gross negligence or not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund. Further, Trustees have power to the extent permitted by law to indemnify or enter into agreements with respect to indemnification with any person with whom the Fund has dealings, including without limitation any investment adviser, including the Adviser, any underwriter of securities of the Fund or any independent contractor, to such extent as the Trustees shall determine.

Item 28. Business and Other Connections of Investment Adviser.
     The Investment Adviser provides transfer agent and fund accounting services to the Copley Fund, Inc. of Fall River, Massachusetts and the Ehrenkrantz Trust of New York City, New York.

Item 29. Principal Underwriter. None

Item 30. Location of Accounts and Records

                    Steadman Security Corporation
                    1730 K Street N.W.
                    Washington, D.C. 20006

Item 31. Management Services. None

Item 32. Undertakings

     (a) Not applicable

     (b) Not applicable

     (c) (1) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the registrant's outstanding shares of beneficial interest and, in connection with such meeting, to comply with the provisions of
         Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (2) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 27, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.